UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2011

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 21, 2011, People’s United Financial, Inc. (“People’s United”) issued a press release announcing its results of operations for the three- and six-month periods ended June 30, 2011. A copy of that press release is being furnished herewith as Exhibit 99.1.

The information contained in and accompanying this Form 8-K with respect to Item 2.02 (including Exhibit 99.1 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 8.01.	Other Events

People’s United hereby files the Investor Presentation attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are submitted herewith.

Exhibit No.	Description

99.1	Earnings Press Release dated July 21, 2011

99.2	Investor Presentation dated July 21, 2011

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: July 21, 2011	By:	/s/ ROBERT E. TRAUTMANN
(Signature)
	Name:	Robert E. Trautmann
	Title:	Senior Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Earnings Press Release dated July 21, 2011	99.1-1

99.2	Investor Presentation dated July 21, 2011	99.2-1